UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2019

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 East 29th Street, 14th Floor
New York, NY, 10016
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

364-Day Revolving Credit Facility Agreement

On January 25, 2019, Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) entered into a 364-day revolving credit facility agreement (the “364-Day Revolving Credit Facility Agreement”) with the lenders party thereto and Citibank, N.A. and JPMorgan Chase Bank, N.A., as administrative agents.

The 364-Day Revolving Credit Facility Agreement replaces in full Bristol-Myers Squibb’s existing 364-day revolving credit facility agreement (the “Existing Credit Facility Agreement”), dated as of March 29, 2018, among Bristol-Myers Squibb, the lenders party thereto and JPMorgan Chase Bank, N.A. and Citibank, N.A., as administrative agents, that was scheduled to mature on March 28, 2019. The Existing Credit Facility Agreement was terminated by Bristol-Myers Squibb concurrent with, and contingent upon, the effectiveness of the 364-Day Revolving Credit Facility Agreement in accordance with its terms on January 25, 2019.  The Existing Credit Facility Agreement remained undrawn as of the date of termination and no early termination penalties were incurred by Bristol-Myers Squibb as a result of the termination.

The 364-Day Revolving Credit Facility Agreement is available for working capital needs and general corporate purposes. Any loans under the 364-Day Revolving Credit Facility Agreement will mature on January 24, 2020. At the option of Bristol-Myers Squibb, borrowings under the 364-Day Revolving Credit Facility Agreement bear interest at either a base rate or at the Eurodollar rate, plus, in each case, an applicable margin. The applicable margin is 0.0% with respect to base rate borrowings, and 0.625 - 1.0% with respect to Eurodollar rate borrowings, in each case, based on the public ratings of Bristol-Myers Squibb’s non-credit enhanced senior unsecured long-term debt, as set forth in the 364-Day Revolving Credit Facility Agreement.

The 364-Day Revolving Credit Facility Agreement contains customary terms and conditions, including negative covenants limited to the following subjects: consolidations, mergers, and sales of assets, limitations on the incurrence of certain liens, limitations on sale and leaseback transactions, sanctions, anti-corruption laws and guaranties. The 364-Day Revolving Credit Facility Agreement also contains customary reporting and other affirmative covenants, including, without limitation, a requirement to maintain a long-term debt rating from a certain credit rating agency. There are no financial covenants in the 364-Day Revolving Credit Facility Agreement.

The 364-Day Revolving Credit Facility Agreement also contains customary events of default, limited to nonpayment of principal when due, nonpayment of interest, fees or other amounts, material inaccuracy of representations and warranties, violation of covenants, cross-payment default and cross-acceleration, bankruptcy events, material judgments, change of control, certain ERISA events and to the extent there are any guarantees of the revolving facility then in effect, actual or asserted invalidity of such guarantees under the 364-Day Revolving Credit Facility Agreement. Certain of the defaults are subject to exceptions, materiality qualifiers and grace periods customary for credit facilities of this type. The 364-Day Revolving Credit Facility Agreement provides for borrowings by Bristol-Myers Squibb and at the option of Bristol-Myers Squibb, certain of its U.S. subsidiaries and its non-U.S. subsidiaries. All borrowings by subsidiaries are guaranteed by Bristol-Myers Squibb.

The description of the 364-Day Revolving Credit Facility Agreement contained in this item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the 364-Day Revolving Credit Facility Agreement, a copy of which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

Three-Year Revolving Credit Facility Agreement

On January 25, 2019, Bristol-Myers Squibb entered into a three-year revolving credit facility agreement (the “Three-Year Revolving Credit Facility Agreement”) with the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent. The 3-Year Revolving Credit Facility Agreement is available for working capital needs and general corporate purposes. Any loans under the Three-Year Revolving Credit Facility Agreement will mature on January 25, 2022. At the option of Bristol-Myers Squibb, borrowings under the Three-Year Revolving Credit Facility Agreement bear interest at either a base rate or at the Eurodollar rate, plus, in each case, an applicable margin. The applicable margin ranges from 0.0% - 0.125% with respect to base rate borrowings, and 0.75 - 1.125% with respect to Eurodollar rate borrowings, in each case, based on the public ratings of Bristol-Myers Squibb’s non-credit enhanced senior unsecured long-term debt, as set forth in the Three-Year Revolving Credit Facility Agreement.

The Three-Year Revolving Credit Facility Agreement contains customary terms and conditions, including negative covenants limited to the following subjects: consolidations, mergers, and sales of assets, limitations on the incurrence of certain liens, limitations on sale and leaseback transactions, sanctions, anti-corruption laws and guaranties. The Three-Year Revolving Credit Facility Agreement also contains customary reporting and other affirmative covenants, including, without limitation, a requirement to maintain a long-term debt rating from a certain credit rating agency. There are no financial covenants in the Three-Year Revolving Credit Facility Agreement.

The Three-Year Revolving Credit Facility Agreement also contains customary events of default, limited to nonpayment of principal when due, nonpayment of interest, fees or other amounts, material inaccuracy of representations and warranties, violation of covenants, cross-payment default and cross-acceleration, bankruptcy events, material judgments, change of control, certain ERISA events and to the extent there are any guarantees of the revolving facility then in effect, actual or asserted invalidity of such guarantees under the Three-Year Revolving Credit Facility Agreement. Certain of the defaults are subject to exceptions, materiality qualifiers and grace periods customary for credit facilities of this type. The Three-Year Revolving Credit Facility Agreement provides for borrowings by Bristol-Myers Squibb and at the option of Bristol-Myers Squibb, certain of  its U.S. subsidiaries and its non-U.S. subsidiaries. All borrowings by subsidiaries are guaranteed by Bristol-Myers Squibb.

The description of the Three-Year Revolving Credit Facility Agreement contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Three-Year Revolving Credit Facility Agreement, a copy of which is filed hereto as Exhibit 10.2 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

The representations, warranties and covenants contained in the 364-Day Revolving Credit Facility Agreement and the Three-Year Revolving Credit Facility Agreement were made only for purposes of such agreements and as of the dates specified therein, were solely for the benefit of the parties thereto and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Bristol-Myers Squibb and its subsidiaries. Moreover, information concerning the subject matter of any representations, warranties and covenants may change after the dates of the 364-Day Revolving Credit Facility Agreement and the Three-Year Revolving Credit Facility Agreement, which subsequent information may or may not be fully reflected in public disclosures by Bristol-Myers Squibb.

Certain of the financial institutions party to the 364-Day Revolving Credit Facility Agreement and the Three-Year Revolving Credit Facility Agreement, either directly or through affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services in the ordinary course of business for Bristol-Myers Squibb for which they have received, and will receive, customary fees and commissions.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the termination of the Existing Credit Facility Agreement is hereby incorporated by reference in its entirety into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in its entirety into this Item 2.03.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

In connection with the proposed transaction between Bristol-Myers Squibb and Celgene Corporation (“Celgene”), Bristol-Myers Squibb and Celgene will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a Bristol-Myers Squibb registration statement on Form S-4 that will include a joint proxy statement of Bristol-Myers Squibb and Celgene that also constitutes a prospectus of Bristol-Myers Squibb, and a definitive joint proxy statement/prospectus will be mailed to stockholders of Bristol-Myers Squibb and Celgene. INVESTORS AND SECURITY HOLDERS OF BRISTOL-MYERS SQUIBB AND CELGENE ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Bristol-Myers Squibb or Celgene through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Bristol-Myers Squibb will be available free of charge on Bristol-Myers Squibb’s internet website at http://www.bms.com under the tab, “Investors” and under the heading “Financial Reporting” and subheading “SEC Filings” or by contacting Bristol-Myers Squibb’s Investor Relations Department through https://www.bms.com/investors/investor-contacts.html. Copies of the documents filed with the SEC by Celgene will be available free of charge on Celgene’s internet website at http://www.celgene.com under the tab “Investors” and under the heading “Financial Information” and subheading “SEC Filings” or by contacting Celgene’s Investor Relations Department at ir@celgene.com.

Certain Information Regarding Participants

Bristol-Myers Squibb, Celgene, and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.  Information about the directors and executive officers of Bristol-Myers Squibb is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 13, 2018, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 22, 2018, and its Current Report on Form 8-K, which was filed with the SEC on August 28, 2018. Information about the directors and executive officers of Celgene is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 7, 2018, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 30, 2018, and its Current Reports on Form 8-K, which were filed with the SEC on June 1, 2018, June 19, 2018 and November 2, 2018. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from Investor Relations at Bristol-Myers Squibb or Celgene as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology.  These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Bristol-Myers Squibb’s and Celgene’s control.

Statements in this communication regarding Bristol-Myers Squibb, Celgene and the combined company that are forward-looking, including Bristol-Myers Squibb’s current expectations regarding certain debt refinancing activities, projections as to the anticipated benefits of the proposed acquisition of Celgene, the impact of the proposed transaction on Bristol-Myers Squibb’s and Celgene’s business and future financial and operating results, the amount and timing of synergies from the proposed transaction, the terms and scope of the expected financing for the proposed transaction, the aggregate amount of indebtedness of the combined company following the closing of the proposed transaction, expectations regarding cash flow generation, accretion to non-GAAP earnings per share, capital structure, debt repayment, adjusted leverage ratio and credit ratings following the closing of the proposed transaction, Bristol-Myers Squibb’s ability and intent to conduct a share repurchase program and declare future dividend payments, the combined company’s pipeline, intellectual property protection and R&D spend, the timing and probability of a payment pursuant to the contingent value right consideration, and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Bristol-Myers Squibb’s and Celgene’s control. These factors include, among other things, effects of the continuing implementation of governmental laws and regulations related to Medicare, Medicaid, Medicaid managed care organizations and entities under the Public Health Service 340B program, pharmaceutical rebates and reimbursement, market factors, competitive product development and approvals, pricing controls and pressures (including changes in rules and practices of managed care groups and institutional and governmental purchasers), economic conditions such as interest rate and currency exchange rate fluctuations, judicial decisions, claims and concerns that may arise regarding the safety and efficacy of in-line products and product candidates, changes to wholesaler inventory levels, variability in data provided by third parties, changes in, and interpretation of, governmental regulations and legislation affecting domestic or foreign operations, including tax obligations, changes to business or tax planning strategies, difficulties and delays in product development, manufacturing or sales including any potential future recalls, patent positions and the ultimate outcome of any litigation matter. These factors also include the combined company’s ability to execute successfully its strategic plans, including its business development strategy, the expiration of patents or data protection on certain products, including assumptions about the combined company’s ability to retain patent exclusivity of certain products, the impact and result of governmental investigations, the combined company’s ability to obtain necessary regulatory approvals or obtaining these without delay, the risk that the combined company’s products prove to be commercially successful or that contractual milestones will be achieved. Similarly, there are uncertainties relating to a number of other important factors, including: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; the ability to enroll patients in planned clinical trials; unplanned cash requirements and expenditures; competitive factors; the ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates; the ability to maintain key collaborations; and general economic and market conditions. Additional information concerning these risks, uncertainties and assumptions can be found in Bristol-Myers Squibb’s and Celgene’s respective filings with the SEC, including the risk factors discussed in Bristol-Myers Squibb’s and Celgene’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC.

It should also be noted that projected financial information for the combined businesses of Bristol-Myers Squibb and Celgene is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of Bristol-Myers Squibb or Celgene. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: a condition to the closing of the proposed acquisition may not be satisfied; a regulatory approval that may be required for the proposed acquisition is delayed, is not obtained or is obtained subject to conditions that are not anticipated; Bristol-Myers Squibb is unable to achieve the synergies and value creation contemplated by the proposed acquisition; Bristol-Myers Squibb is unable to promptly and effectively integrate Celgene’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company declines following the proposed acquisition; legal proceedings are instituted against Bristol-Myers Squibb, Celgene or the combined company; Bristol-Myers Squibb, Celgene or the combined company is unable to retain key personnel; and the announcement or the consummation of the proposed acquisition has a negative effect on the market price of the capital stock of Bristol-Myers Squibb and Celgene or on Bristol-Myers Squibb’s and Celgene’s operating results.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Bristol-Myers Squibb or Celgene. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the proposed transaction and/or Bristol-Myers Squibb or Celgene, Bristol-Myers Squibb’s ability to successfully complete the proposed transaction and/or realize the expected benefits from the proposed transaction. You are cautioned not to rely on Bristol-Myers Squibb’s and Celgene’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Neither Bristol-Myers Squibb nor Celgene assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1
364-Day Revolving Credit Facility Agreement, dated as of January 25, 2019, by and among Bristol-Myers Squibb Company, the lenders party thereto and, Citibank, N.A. and JPMorgan Chase Bank, N.A., as administrative agents.

10.2
Three-Year Revolving Credit Facility Agreement, dated as of January 25, 2019, by and among Bristol-Myers Squibb Company, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent.

EXHIBIT INDEX

Exhibit No.	Description

10.1
364-Day Revolving Credit Facility Agreement, dated as of January 25, 2019, by and among Bristol-Myers Squibb Company, the lenders party thereto and Citibank, N.A. and JPMorgan Chase Bank, N.A., as administrative agents.

10.2
Three-Year Revolving Credit Facility Agreement, dated as of January 25, 2019, by and among Bristol-Myers Squibb Company, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: January 30, 2019	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary